UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2009

TOPSPIN MEDICAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-144472	510394637
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Global Park 2 Yodfat Street, Third Floor North Industrial Area Lod 71291 Israel	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-8-9200033

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Compensatory Arrangements of Certain Officers.

On February 26, 2009, the board of directors (the “Board”) of TopSpin Medical, Inc. (the “Company”) approved an amendment to the Company’s 2003 Israeli Stock Option Plan (the “Plan”) which increases the authorized shares under the Plan from 37,000,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), to 62,000,000 shares of Common Stock. On the same date, the Board also approved an amendment to the Company’s Director & Officer Insurance Policy (the “Policy”) increasing the aggregate coverage under the Policy from $1,000,000 to $3,000,000. This change in coverage increases the annual premium payment from $8,000 to $15,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPSPIN MEDICAL, INC.

Date: March 4, 2009	By:	/s/ Tami Sharbit-Bachar

Name: Tami Sharbit-Bachar
Title: Director of Finance and Secretary